                                                              2001 ANNUAL REPORT

                                                               DECEMBER 31, 2001

[MORGAN STANLEY LOGO]

MORGAN STANLEY AFRICA INVESTMENT
FUND, INC.

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

MORGAN STANLEY AFRICA INVESTMENT FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                    William G. Morton, Jr.
CHAIRMAN OF THE                    DIRECTOR
BOARD OF DIRECTORS
                                   Michael Nugent
Ronald E. Robison                  DIRECTOR
PRESIDENT AND DIRECTOR
                                   Fergus Reid
John D. Barrett II                 DIRECTOR
DIRECTOR
                                   Stefanie V. Chang
Thomas P. Gerrity                  VICE PRESIDENT
DIRECTOR
                                   Lorraine Truten
Gerard E. Jones                    VICE PRESIDENT
DIRECTOR
                                   James A. Gallo
Joseph J. Kearns                   TREASURER
DIRECTOR
                                   Mary E. Mullin
Vincent R. Mclean                  SECRETARY
DIRECTOR
                                   Belinda A. Brady
C. Oscar Morong, Jr.               ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase Metrotech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                     MORGAN STANLEY AFRICA INVESTMENT FUND, INC.

                                                                        OVERVIEW

LETTER TO SHAREHOLDERS

For the year ended December 31, 2001, the Morgan Stanley Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -13.92%. On December 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $7.05, representing a 14.8% discount to the Fund's net asset value per share.

MARKET REVIEW AND OUTLOOK

The South African market lost 18.5% of its value during 2001, as measured by the IFC South Africa Index. The fall in the market can be primarily attributed to the steep slide in the rand, which devalued by 25% in the fourth quarter of 2001 alone (37% for the year as a whole). Commodity stocks outperformed the rest of the market by a wide margin, as most of these companies' earnings are geared to rand depreciation.

While the overriding driver of weakness in the currency is lack of confidence, there were a few important technical factors which worsened its performance. Strong outflows related to dividend and earnings repatriation, a lack of inflows due to postponed privatization and the dearth of foreign direct investment (FDI) were among the most relevant. In addition, the Reserve Bank tightened enforcement of foreign exchange trading rules, which drove liquidity out of the market and increased volatility.

The rand move threatens the inflation target set for the end of 2002 at 3% to 6%, and may lead to tightening of monetary policy. The already moderate growth profile of the country will probably suffer as a result, hurting the prospects for domestic stocks. We continue to prefer the commodity exporters, despite the attractive valuation for domestic stocks, as we expect some recovery in commodity prices in 2002, as well as consolidation in the sector to continue at a brisk pace. The sector also offers valuable protection (and gearing) to potential further rand weakness.

The Egyptian market was down 39.5% for the 2001 calendar year, as the economy stagnated, the Egyptian pound devalued, and the government failed to come up with adequate policy responses. The pound weakened by 16% as a result of two official devaluations. We feel pressure on the currency and economic growth will likely continue as the effect of lower oil prices and tourism receipts is seen, and as confidence continues to wither. We have eliminated our exposure to the market, but look forward to signs of more decisive policies to reenter.

Mauritius fell by 13.7% during 2001, despite a stellar economic performance, with GDP growth estimated above 6%. The financial sector, where the fund concentrates its exposure, is now trading at a forward price to earnings of 4x and a price to book value under 1x.

Other markets in Africa had a mixed year. Botswana, the best performing African market, ended the year up 57.7%, a result of strong inflows from the local pension fund system. Zimbabwe was down 60.7%, using the parallel market exchange rate (up 142.6% using the official exchange rate), a result of escalating political violence and the decline of the rule of law. Ghana was up 9.9%, recording a remarkably quiet year in which a new presidential administration took over and confidence and liquidity returned to the Cedi, the local currency. This market currently remains astoundingly cheap, trading at a forward price to earnings ratio of 2.7 times.

OTHER DEVELOPMENTS

On March 29, 2001, the Fund completed its second tender offer. The Fund accepted 2,994,802 shares for payment which represented 25% of the Fund's then outstanding shares. Final payment was made on April 9, 2001 at $9.05 per share, representing 95% of the NAV per share on March 29, 2001.

On September 21, 2001, the Fund completed its third tender offer. The Fund accepted 898,441 shares for payment which represented 10% of the Fund's then outstanding shares. Final payment was made on October 1, 2001 at $7.98 per share, representing 95% of the NAV per share on September 21, 2001.

The Board of Directors of the Fund has unanimously decided to liquidate and dissolve the Fund. The liquidation and dissolution of the Fund is subject to stockholder approval. It is anticipated that the Plan of Liquidation and Dissolution will be submitted to stockholders at the annual meeting of stockholders expected to be held in March 2002. If approved by the stockholders, it is expected that the Fund will make its initial distribution of liquidation proceeds in April 2002. The Fund will make its final distribution of liquidation proceeds after the liquidation of the Fund's portfolio is completed.

The Fund announced in February, 2002 that it will be managed by the Africa Investment team. The Fund will be managed by Narayan Ramachandran, Managing Director.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                    January 2002

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                                     TOTAL RETURN (%)
                                            ----------------------------------------------------------------------
                                                     MARKET VALUE(1)                 NET ASSET VALUE(2)
                                            ----------------------------------------------------------------------
                                                               AVERAGE                          AVERAGE
                                            CUMULATIVE          ANNUAL         CUMULATIVE        ANNUAL
-----------------------------------------------------------------------------------------------------------------
 One Year                                         -6.35%          -6.35%            -13.92%       -13.92%
 Five Year                                       -24.52           -5.47             -28.49         -6.49
 Since Inception*                                -10.26           -1.36               5.28          0.65

Past performance is not predictive of future performance.

[CHART]

Returns and Per Share Information

                                                       YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------------------
                                  1994*     1995     1996      1997      1998     1999      2000     2001
-------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share        $14.43    $17.05   $16.86    $14.45   $ 11.69   $14.51   $ 10.05    $ 8.27
------------------------------------------------------------------------------------------------------------
Market Value Per Share           $11.38    $12.88   $13.63    $11.50   $  8.38   $10.38   $  7.88    $ 7.05
------------------------------------------------------------------------------------------------------------
Premium/(Discount)                -21.1%    -24.5%   -19.2%    -20.4%    -28.3%   -28.5%    -21.6%    -14.8%
------------------------------------------------------------------------------------------------------------
Income Dividends                 $ 0.54    $ 0.96   $ 0.14    $ 0.30   $  0.86   $ 0.30   $  0.33    $ 0.36
------------------------------------------------------------------------------------------------------------
Capital Gains Distributions      $   --    $ 0.01   $ 1.23    $ 2.25   $  0.00#      --        --        --
------------------------------------------------------------------------------------------------------------
Fund Total Return(2)               7.34%    26.14%    8.64%     2.69%   -11.82%   27.34%   -27.91%   -13.92%
------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns for periods of less than one year are not annualized.
  * The Fund commenced operations on February 14, 1994.
  # Amount is less than $0.01 per share.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

INVESTMENT SUMMARY

[CHART OF ALLOCATION OF TOTAL INVESTMENTS]

Equity Securities                       95.1%
Short-Term Investments                   4.9%

[CHART OF INDUSTRIES]

Metals & Mining                         27.0%
Oil & Gas                               22.6
Banks                                   11.7
Industrial Conglomerates                11.1
Paper & Forest Products                  9.1
Beverages                                5.1
Insurance                                4.3
Diversified Financials                   2.3
Wireless Telecommunications Services     1.4
Household Durables                       0.8
Other                                    4.6

[CHART OF COUNTRY WEIGHTINGS]

South Africa                            83.9%
Ghana                                    4.4
Mauritius                                4.3
Zimbabwe                                 2.0
Kenya                                    0.6
Ivory Coast                              0.6
Tunisia                                  0.5
Malawi                                   0.2
Zambia                                   0.2
Other                                    3.3

TEN LARGEST HOLDINGS*

                                                           PERCENT OF
                                                           NET ASSETS
-----------------------------------------------------------------------
1.    Sasol Ltd. (South Africa)                                 22.6%
2.    Anglo American plc (South Africa)                         18.3
3.    Sappi Ltd. (South Africa)                                 9.1
4.    Barlow Ltd. (South Africa)                                6.2
5.    South African Breweries plc (South Africa)                4.9
6.    Anglo American Platinum Corp., Ltd. (South Africa)        4.5%
7.    Bidvest Group Ltd. (South Africa)                         4.2
8.    Sanlam Ltd. (South Africa)                                3.3
9.    Standard Bank Investment Corp., Ltd. (South Africa)       2.7
10.   State Bank of Mauritius Ltd. (Mauritus)                   2.7
                                                               -----
                                                               78.5%
                                                               =====

*Excludes short-term investments

                                                            FINANCIAL STATEMENTS
                                                               December 31, 2001

STATEMENT OF NET ASSETS

                                                                      VALUE
                                                   SHARES             (000)
---------------------------------------------------------------------------
COMMON STOCKS (96.7%)
(UNLESS OTHERWISE NOTED)
---------------------------------------------------------------------------
EGYPT (0.0%)
ELECTRICAL EQUIPMENT
   Egyptian Electrical Cables Co.                   1,523 (a,b)    $      1
---------------------------------------------------------------------------
GHANA (4.4%)
BANKS
   Ghana Commercial Bank Ltd.                   5,394,580 (b)           765
   Standard Chartered Bank (Ghana) Ltd.           493,400 (b)           914
---------------------------------------------------------------------------
                                                                      1,679
---------------------------------------------------------------------------
BEVERAGES
   Ghana Breweries Ltd.                           672,002 (a,b)          61
   Guinness (Ghana) Ltd.                        1,469,089 (a,b)         119
---------------------------------------------------------------------------
                                                                        180
---------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
   Home Finance Co., Ltd.                       2,614,840 (b)           225
---------------------------------------------------------------------------
HOUSEHOLD DURABLES
   Unilever (Ghana) Ltd.                        2,494,900 (b)           518
---------------------------------------------------------------------------
TOBACCO
   British American Tobacco Co. (Ghana)         6,749,660 (b,d)         382
---------------------------------------------------------------------------
                                                                      2,984
===========================================================================
IVORY COAST (0.6%)
FOOD PRODUCTS
---------------------------------------------------------------------------
   Societe Ivoirienne de Coco Rappe                24,000 (a)           130
---------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
   Filature Tissages Sacs C I                      33,333 (a)           253
---------------------------------------------------------------------------
                                                                        383
===========================================================================
KENYA (0.6%)
BANKS
   Kenya Commercial Bank Ltd.                   1,321,768 (a)           275
---------------------------------------------------------------------------
BUILDING PRODUCTS
   Athi River Mining Ltd.                       1,362,500                69
---------------------------------------------------------------------------
FOOD & DRUG RETAILING
   Uchumi Supermarket Ltd.                        113,857                46
---------------------------------------------------------------------------
                                                                        390
===========================================================================
MALAWI (0.2%)
FOOD PRODUCTS
   Sugar Corporation of Malawi                  2,160,000 (a,b)         120
===========================================================================
MAURITIUS (4.3%)
BANKS
   Mauritius Commercial Bank                      399,836          $  1,084
   State Bank of Mauritius Ltd.                 5,112,303             1,774
---------------------------------------------------------------------------
                                                                      2,858
===========================================================================
SOUTH AFRICA (83.9%)
BANKS
   FirstRand Ltd.                               1,915,400             1,191
   Standard Bank Investment Corp., Ltd.           703,170             1,830
---------------------------------------------------------------------------
                                                                      3,021
---------------------------------------------------------------------------
BEVERAGES
   South African Breweries plc                    100,790               664
   South African Breweries plc GBP                380,450             2,593
---------------------------------------------------------------------------
                                                                      3,257
---------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
   Barlow Ltd.                                    841,020             4,112
   Bidvest Group Ltd.                             770,048 (a)         2,840
---------------------------------------------------------------------------
                                                                      6,952
---------------------------------------------------------------------------
INSURANCE
   Liberty Group Ltd.                             146,500               675
   Sanlam Ltd.                                  2,861,900             2,194
---------------------------------------------------------------------------
                                                                      2,869
---------------------------------------------------------------------------
METALS & MINING
   Anglo American Platinum Corp., Ltd.             81,330             3,032
   Anglo American plc                             642,100             9,815
   Anglo American plc (London Shares)             141,023             2,138
   Anglo American plc GBP                          17,603               266
   AngloGold Ltd. ADR                              49,745               898
   Impala Platinum Holdings Ltd.                   36,300             1,703
---------------------------------------------------------------------------
                                                                     17,852
---------------------------------------------------------------------------
OIL & GAS
   Sasol Ltd.                                   1,720,790            15,133
---------------------------------------------------------------------------
PAPER & FOREST PRODUCTS
   Sappi Ltd.                                     605,800             6,066
   Sappi Ltd. ADR                                     300                 3
---------------------------------------------------------------------------
                                                                      6,069
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
   M-Cell Ltd.                                    847,500               933
---------------------------------------------------------------------------
                                                                     56,086
===========================================================================
TUNISIA (0.5%)
DIVERSIFIED FINANCIALS
   Tunisie Leasing SA                              18,750               320
===========================================================================

     The accompanying notes are an integral part of the financial statements

                                        5

                                                                      VALUE
                                                   SHARES             (000)
---------------------------------------------------------------------------
ZAMBIA (0.2%)
METALS & MINING
   Zambia Consolidated Copper Mines Ltd.          586,700 (a,b)       $ 118
---------------------------------------------------------------------------
ZIMBABWE (2.0%)
DIVERSIFIED FINANCIALS
   NMBZ Holdings Ltd.                           6,349,000 (b)         1,020
---------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES

   Trans Zambezi Industries Ltd.                3,159,400 (b)           234
---------------------------------------------------------------------------
METALS & MINING
   Bindura Nickel Corp., Ltd.                   2,389,956 (b)            94
---------------------------------------------------------------------------
                                                                      1,348
===========================================================================
TOTAL COMMON STOCKS
   (Cost $80,521)                                                    64,608
===========================================================================

                                                     FACE
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.9%)
===========================================================================
UNITED STATES (4.9%)
REPURCHASE AGREEMENT
   J.P. Morgan Securities Inc., 1.63%,
     dated 12/31/01, due 1/2/02
   (Cost $3,300)                                    3,300 (c)         3,300
===========================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.0%)
   Egyptian Pound                 EGP                   6                 1
   Ghana Cedi                     GHC             176,400 (b)            23
   South African Rand             ZAR                  41                 3
   Zimbabwe Dollar                ZWD               1,322 (b)             4
---------------------------------------------------------------------------
   (Cost $33)                                                            31
===========================================================================

                                                                        AMOUNT
                                                                         (000)
----------------------------------------------------------------------------
TOTAL INVESTMENTS (101.6%)
(Cost $83,854)                                                    $   67,939
============================================================================

                                                       AMOUNT
                                                        (000)
----------------------------------------------------------------------------
OTHER ASSETS (3.5%)
   Cash                                            $      622
   Receivable for Investments Sold                      1,648
   Dividends Receivable                                    18
   Other                                                   14          2,302
============================================================================
LIABILITIES (-5.1%)
   Payable For:
   Dividends Declared                                  (2,903)
   Custodian Fees                                        (284)
   Investment Advisory Fees                               (68)
   Directors' Fees and Expenses                           (36)
   Professional Fees                                      (30)
   Administrative Fees                                    (26)
   Shareholder Reporting Expenses                         (31)
   Other Liabilities                                      (21)    $   (3,399)
============================================================================
NET ASSETS (100.0%)

   Applicable to 8,085,966, issued and outstanding
     $ 0.01 par value shares
     (100,000,000 shares authorized)                              $   66,842
============================================================================
NET ASSET VALUE PER SHARE                                         $     8.27
============================================================================
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:

   Common Stock                                                   $       81
   Paid-in Capital                                                   146,941
   Undistributed Net Investment Income                                  (461)
   Accumulated Net Realized Loss                                     (63,804)
   Unrealized Depreciation on Investments and
     Foreign Currency Translations                                   (15,915)
============================================================================
TOTAL NET ASSETS                                                  $   66,842
============================================================================

(a)  -- Non-income producing.
(b) -- Investments valued at fair value- see Note A-1 to financial statements. At December 31, 2001, the Portfolio held $4,598,000 of fair-valued securities, representing 6.9% of net assets.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
(d) -- At December 31, 2001, the Fund owned more than 5% or more of the Company's outstanding shares thereby making the Company an affiliate as defined by the Investment Company Act of 1940. Total market value of affiliated securities owned at December 31, 2001 was $382,248.

     The accompanying notes are an integral part of the financial statements

ADR--American Depositary Receipt
GBP--Great British Pound
EGP--Egyptian Pound
GHC--Ghana Cede
ZAR--South African Rand
ZWD--Zimbabwe Dollar

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2001

                                                                  PERCENT
                                                    VALUE          OF NET
INDUSTRY                                            (000)          ASSETS
--------------------------------------------------------------------------
Banks                                             $ 7,833            11.7%
Beverages                                           3,437             5.1
Building Products                                      69             0.1
Diversified Financials                              1,565             2.3
Electrical Equipment                                    1             0.0
Food & Drug Retailing                                  46             0.1
Food Products                                         250             0.4
Household Durables                                    518             0.8
Industrial Conglomerates                            7,439            11.1
Insurance                                           2,869             4.3
Metals & Mining                                    18,064            27.0
Oil & Gas                                          15,133            22.6
Paper & Forest Products                             6,069             9.1
Tobacco                                               382             0.6
Wireless Telecommunication Services                   933             1.4
Other                                               3,331             5.0
--------------------------------------------------------------------------
                                                 $ 67,939           101.6%
--------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

                                                                                                                  YEAR ENDED
                                                                                                           DECEMBER 31, 2001
STATEMENT OF OPERATIONS                                                                                                (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of $254 of foreign taxes withheld, including $135 received from                                   $ 5,618
     affiliated issuers)
   Interest                                                                                                             185
============================================================================================================================
     TOTAL INCOME                                                                                                     5,803
============================================================================================================================
EXPENSES
   Investment Advisory Fees                                                                                           1,087
   Custodian Fees                                                                                                       383
   Administrative Fees                                                                                                  163
   Professional Fees                                                                                                    116
   Shareholder Reporting Expenses                                                                                        96
   Transfer Agent Fees                                                                                                   35
   Directors' Fees and Expenses                                                                                           8
   Other Expenses                                                                                                       128
============================================================================================================================
     TOTAL EXPENSES                                                                                                   2,016
============================================================================================================================
       NET INVESTMENT INCOME                                                                                          3,787
============================================================================================================================
NET REALIZED LOSS ON:
   Investments                                                                                                      (47,314)
   Foreign Currency Transactions                                                                                       (462)
============================================================================================================================
     NET REALIZED LOSS                                                                                              (47,776)
============================================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                                                                       27,577
   Foreign Currency Transactions                                                                                         26
============================================================================================================================
     CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                                                  27,603
============================================================================================================================
TOTAL NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                          (20,173)
============================================================================================================================
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $      (16,386)
============================================================================================================================

                                                                                        YEAR ENDED                YEAR ENDED
                                                                                 DECEMBER 31, 2001         DECEMBER 31, 2000
Statement of Changes in Net Assets                                                           (000)                     (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income                                                            $       3,787            $        3,410
   Net Realized Loss                                                                      (47,776)                  (11,161)
   Change in Unrealized Appreciation/Depreciation                                          27,603                   (49,924)
============================================================================================================================
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 (16,386)                  (57,675)
============================================================================================================================
Distributions:
   Net Investment Income                                                                   (2,442)                   (2,322)
   In Excess of Net Investment Income                                                        (461)                   (1,685)
============================================================================================================================
     TOTAL DISTRIBUTIONS                                                                   (2,903)                   (4,007)
============================================================================================================================
Capital Share Transactions:
   Shares Redeemed 3,893,243 shares and 3,245,524 shares, respectively                    (34,273)                  (19,443)
============================================================================================================================
   TOTAL DECREASE                                                                         (53,562)                  (81,125)
============================================================================================================================
Net Assets:
   Beginning of Period                                                                    120,404                    201,529
----------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD (DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME OF $(461) AND
     $(1,685), RESPECTIVELY)                                                        $      66,842            $      120,404
============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                      YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------
                                                   2001         2000         1999         1998          1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 10.05     $  14.51     $  11.69     $  14.45      $  16.86
---------------------------------------------------------------------------------------------------------------------
Net Investment Income                              0.40         0.28         0.34         0.40          0.34
Net Realized and Unrealized Gain (Loss) on
  Investments                                     (1.82)       (4.57)        2.68        (2.58)        (0.20)
---------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations             (1.42)       (4.29)        3.02        (2.18)         0.14
---------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                          (0.30)       (0.19)       (0.28)       (0.86)        (0.30)
   In Excess of Net Investment Income             (0.06)       (0.14)       (0.02)          --            --
   Net Realized Gains                                --           --           --           --         (2.04)
   In Excess of Net Realized Gains                   --           --           --        (0.00)#       (0.21)
---------------------------------------------------------------------------------------------------------------------
     Total Distributions                          (0.36)       (0.33)       (0.30)       (0.86)        (2.55)
---------------------------------------------------------------------------------------------------------------------
Anti--Dilutive Effect of Shares Repurchased         --         0.16         0.10         0.28            --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  8.27     $  10.05     $  14.51     $  11.69      $  14.45
======================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD           $  7.05     $   7.88     $  10.38     $   8.38       $ 11.50
======================================================================================================================
TOTAL INVESTMENT RETURN:
   Market Value                                   (6.35)%     (21.00)%      27.09%      (20.62)%        1.13%
   Net Asset Value (1)                           (13.92)%     (27.91)%      27.34%      (11.82)%        2.69%
======================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)           $66,842     $120,404     $201,529     $167,723      $223,203
---------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets            2.22%        2.05%        1.78%        1.79%         1.77%
Ratio of Net Investment Income to
   Average Net Assets                              4.17%        2.17%        2.70%        2.56%         1.72%
Portfolio Turnover Rate                             160%         101%         135%          53%           40%
---------------------------------------------------------------------------------------------------------------------

#   Amount is less than U.S. $0.01 per share.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     The Morgan Stanley Africa Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 14, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean of the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors. Due to certain African securities markets' small size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities (collateral). In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

    The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities - at the prevailing rate of exchange on valuation date;

    - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of

    Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

6. DEBT INSTRUMENTS: The Fund may invest in debt instruments including those in the form of fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments ("Assignments") of all or a portion of Loans from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
    Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counter parties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund an dispose of or enter into losing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2001, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.20% of the Fund's average weekly net assets.

C.  ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate
J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the year ended December 31, 2001, the Fund made purchases and sales totaling approximately $138,743,000 and $168,991,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31,2001,the U.S. Federal income tax cost basis of investments (excluding foreign currency) was $85,763,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $17,855,000 of which $2,451,000 related to appreciated securities and $20,306,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carry-forward for U.S. Federal income tax purposes of approximately $48,570,000 available to offset future capital gains of which $3,170,000 will expire on December 31, 2006, $6,105,000 will expire on December 31, 2008 and $39,295,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to shareholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October passive foreign investment company losses of $184,000 and post-October capital losses of $13,292,000.

For the year ended December 31, 2001, the Fund incurred brokerage commissions of $40,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

A significant portion of the Fund's net assets consists of securities of issuers located in Africa. These securities are denominated in foreign currencies and involve certain considerations and risks not typically associated with investments in the United States. Securities of these issuers are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, the securities markets in these countries are less developed than the U.S. securities market and there is often substantially less publicly available information about African issuers than U.S. issuers. Settlement mechanisms are also less developed and consist primarily of physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions in certain African nations.

These securities may also be subject to substantial governmental involvement in the economy and greater social, economic, and political uncertainty which could adversely affect the liquidity or value, or both, of the Fund's investment. In addition, the Fund's ability to hedge its currency risk is limited, possibly exposing the Fund to currency devaluation and other exchange rate fluctuations. Accordingly, the price which the Fund may realize upon sale of such securities may not be equal to its value as presented in the financial statements.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2001, the deferred fees payable, under the Plan, totaled $35,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the dis-count at which the Fund's shares traded from their net asset value. For the year ended December 31, 2001, there was no Fund repurchase activity. From the inception of the program through December 31, 2001, the Fund has repurchased 2,135,656 of its shares at an average discount of 26.37% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 14, 2000, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors authorized the Fund to conduct a tender offer during the first quarter of 2001 for up to 25% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value ("NAV") on the last day of the tender period, or such later date if the offer was extended.

On September 15, 2000, the Fund completed its first tender offer. The Fund accepted 1,333,612 shares for payment which represented 10% of the Fund's outstanding shares. Final payment was made on September 25, 2000 at $10.81 per share.

On March 29, 2001, the Fund completed its second tender offer. The Fund accepted 2,994,802 shares for payment which represented 25% of the Fund's then outstanding shares. Final payment was made on April 9, 2001 at $9.05 per share, representing 95% of the NAV per share on March 29, 2001.

On September 21, 2001, the Fund completed its third tender offer. The Fund accepted 898,441 shares for payment which represented 10% of the Fund's then outstanding shares. Final payment was made on October 1, 2001 at $7.98 per share, representing 95% of the NAV per share on September 21, 2001.

On December 14, 2001, the Board of Directors declared a distribution of $0.36 per share, derived from net investment income, payable on January 12, 2002, to shareholders of record on December 24, 2001.

The Board of Directors of the Fund has unanimously decided to liquidate and dissolve the Fund. The liquidation and dissolution of the Fund is subject to stockholder approval. It is anticipated that the Plan of Liquidation and Dissolution will be submitted to stockholders at the annual meeting of stockholders expected to be held in March 2002. If approved by the stockholders, it is expected that the Fund will make its initial distribution of liquidation proceeds in April 2002. The Fund will make its final distribution of liquidation proceeds after the liquidation of the Fund's portfolio is completed.

F.  SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

The Annual Meeting of the Stockholders of the Fund was held on October 11, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1.  To elect the following Directors:

                                   VOTES IN             VOTES
                                   FAVOR OF             AGAINST
----------------------------------------------------------------
Joseph J. Kearns                    6,816,979           699,815
Michael Nugent                      6,816,816           699,978
C. Oscar Morong, Jr.                6,816,815           699,979
Vincent R. McLean                   6,816,979           699,815
Thomas P. Gerrity                   6,816,816           699,978

FEDERAL INCOME TAX INFORMATION (UNAUDITED)
    For the year ended December 31, 2001, the Fund expects to pass through to shareholders foreign tax credits totaling approximately $254,000. In addition, for the year December 31, 2001, gross income derived from sources within a foreign country totaled $5,873,000.

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF MORGAN STANLEY AFRICA INVESTMENT FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley Africa Investment Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Africa Investment Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                                                        OVERVIEW

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS:

                                        TERM OF                                        NUMBER OF
                                        OFFICE AND                                     PORTFOLIOS IN
                            POSITION(S) LENGTH OF   PRINCIPAL                          FUND COMPLEX
NAME, AGE AND ADDRESS       HELD WITH   TIME        OCCUPATION(S) DURING PAST          OVERSEEN BY     OTHER DIRECTORSHIPS HELD
OF DIRECTOR                 REGISTRANT  SERVED*     5 YEARS                            DIRECTOR**      BY DIRECTOR
-----------------------     ----------  ----------  ------------------------------     --------------  ------------------------
John D. Barrett II (66)     Director    Director    Chairman and Director              78              Director of the Ashforth
565 Fifth Avenue                        since       of Barrett Associates,                             Company (real estate).
New York, NY 10017                      2000        Inc. (investment
                                                    counseling).

Thomas P. Gerrity (60)      Director    Director    Professor of Management,           78              Director, ICG Commerce, Inc.;
219 Grays Lane                          since       formerly Dean, Wharton                             Sunoco; Fannie Mae; Reliance
Haverford, PA 19041                     2001        School of Business,                                Group Holdings, Inc., CVS
                                                    University of Pennsylvania;                        Corporation and
                                                    formerly Director, IKON Office                     Knight-Ridder, Inc.
                                                    Solutions, Inc., Fiserv,
                                                    Digital Equipment Corporation,
                                                    Investor Force Holdings, Inc.
                                                    and Union Carbide Corporation.

Gerard E. Jones (65)        Director    Director    Of Counsel, Shipman &              78              Director of Tractor Supply
Shipman & Goodwin, LLP                  since       Goodwin, LLP (law firm).                           Company, Tiffany Foundation,
43 Arch Street                          2000                                                           and Fairfield County
Greenwich, CT 06830                                                                                    Foundation.

Joseph J. Kearns (59)       Director    Director    Investment consultant; formerly    78              Director, Electro Rent
6287 Via Escondido                      since       CFO of The J. Paul Getty Trust                     Corporation and The Ford
Malibu, CA 90265                        2001                                                           Family Foundation.

Vincent R. McLean (70)      Director    Director    Formerly Executive Vice President, 78              Director, Banner Life
702 Shackamaxon Drive                   since       Chief Financial Officer, Director and              Insurance Co.; William Penn
Westfield, NJ 07090                     2001        Member of the Executive Committee                  Life Insurance
                                                    of Sperry Corporation (now part                    Company of New York.
                                                    of Unisys Corporation).

C. Oscar Morong, Jr. (66)   Director    Director    Managing Director, Morong Capital  78              Trustee and Chairman of
1385 Outlook Drive West                 since       Management; formerly Senior Vice                   the mutual funds in the
Mountainside, NJ 07092                  2001        President and Investment Manager                   Smith Barney/CitiFunds fund
                                                    for CREF, TIAA-CREF Investment                     complex; Director, Ministers
                                                    Management, Inc. (investment                       and Missionaries Benefit
                                                    management); formerly Director,                    Board of American Baptist
                                                    The Indonesia Fund (mutual                         Churches.
                                                    fund).

William G. Morton, Jr. (64) Director    Director    Chairman Emeritus and former       78              Director of Radio Shack
100 Franklin Street                     since       Chief Executive Officer of                         Corporation (electronics).
Boston, MA 02110                        1994        Boston Stock Exchange.

Michael Nugent (65)         Director    Director    General Partner, Triumph Capital,  207             Director of various business
c/o Triumph Capital, L.P.               since       L.P. (private investment                           organizations; Chairman of
237 Park Avenue                         2001        partnership); formerly, Vice                       the Insurance Committee and
New York, NY 10017                                  President, Bankers Trust Company                   Director or Trustee of the
                                                    and BT Capital Corporation.                        retail families of funds
                                                                                                       advised by Morgan Stanley
                                                                                                       Investment Advisors Inc.

Fergus Reid (69)            Director    Director    Chairman and Chief Executive       78              Trustee and Director of
85 Charles Colman Blvd.                 since       Officer of Lumelite Plastics                       approximately 30 investment
Pawling, NY 12564                       2000        Corporation.                                       companies in the JPMorgan
                                                                                                       Funds complex managed by
                                                                                                       JPMorgan Investment
                                                                                                       Management Inc.

INTERESTED DIRECTORS:

                                        TERM OF                                        NUMBER OF
                                        OFFICE AND                                     PORTFOLIOS IN
                            POSITION(S) LENGTH OF   PRINCIPAL                          FUND COMPLEX
NAME, AGE AND ADDRESS       HELD WITH   TIME        OCCUPATION(S) DURING PAST          OVERSEEN BY     OTHER DIRECTORSHIPS HELD
OF DIRECTOR                 REGISTRANT  SERVED*     5 YEARS                            DIRECTOR**      BY DIRECTOR
--------------------------  ----------  ----------  --------------------------------   --------------  --------------------------
Barton M. Biggs (69)        Chairman    Chairman    Chairman, Director and Managing    78              Member of the Yale
1221 Avenue of the Americas and         and         Director of Morgan Stanley                         Development Board
New York, NY 10020          Director    Director    Investment Management Inc. and
                                        since       Chairman and Director of
                                        1994        Morgan Stanley Investment
                                                    Management Limited; Managing
                                                    Director of Morgan Stanley & Co.
                                                    Incorporated; Director and
                                                    Chairman of the Board of various
                                                    U.S. registered companies managed
                                                    by Morgan Stanley Investment
                                                    Management Inc.

Ronald E. Robison (63)      President   President   Chief Global Operations Officer    78
1221 Avenue of the          and         since       and Managing Director of Morgan
Americas                    Director    2001 and    Stanley Investment Management, Inc.,
New York, NY 10020                      Director    Director and President of various
                                        since       U.S. registered investment companies
                                        2001        managed by Morgan Stanley
                                                    Investment Management Inc.;
                                                    Previously, Managing Director and
                                                    Chief Operating Officer of TCW
                                                    Investment Management Company.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

OFFICERS:


                                            POSITION(S)    TERM OF OFFICE
                                            HELD WITH      AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT     TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  -----------    ---------------  --------------------------------------------------------
Ronald E. Robison (63)                      President      President        President, Morgan Stanley Institutional Fund, Inc. and
Morgan Stanley Investment                   and            since            Morgan Stanley Strategic Adviser Fund, Inc.; Chief
Management Inc.                             Director       2001 and         Operating Officer and Managing Director of Morgan
1221 Avenue of the Americas                                Director         Stanley & Co. Incorporated; Director and President of
New York, NY 10020                                         since            various U.S. registered investment companies managed by
                                                           2001             Morgan Stanley Investment Management Inc.; Previously,
                                                                            Managing Director and Chief Operating Officer of TCW
                                                                            Investment Management Company.

Stefanie V. Chang (35)                      Vice           Vice             Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.   President      President        and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                since 1997       practiced law with the New York law firm of Rogers &
New York, NY 10020                                                          Wells (now Clifford Chance Rogers & Wells LLP); Vice
                                                                            President of certain funds in the Fund Complex.


Lorraine Truten (40)                        Vice           Vice             Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.   President      President        Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                since 2001       Morgan Stanley Investment Management Inc.; President,
New York, NY 10020                                                          Morgan Stanley Fund Distribution, Inc. formerly,
                                                                            President of Morgan Stanley Institutional Fund Trust;
                                                                            Vice President of certain funds in the Fund Complex.

Mary E. Mullin (34)                         Secretary      Secretary        Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                  since 1999       and Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                                                 formerly, practiced law with the New York law firms of
New York, NY 10020                                                          McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                            Meagher & Flom LLP; Secretary of certain funds in the
                                                                            Fund Complex.

James A. Gallo (37)                         Treasurer      Treasurer        Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                  since 2001       Management Inc.; Treasurer of certain funds in the Fund
1221 Avenue of the Americas                                                 Complex; formerly Director of Fund Accounting at PFPC,
New York, NY 10020                                                          Inc.

Belinda A. Brady (34)                       Assistant      Assistant        Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.           Treasurer      Treasurer        Investor Services Co. (formerly Chase Global Funds
73 Tremont Street                                          since            Services Company); and Assistant Treasurer of all
Boston, MA 02108-3913                                      2001             Portfolios of the Fund. Formerly Senior Auditor at
                                                                            Price Waterhouse LLP (now PricewaterhouseCoopers LLP).

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer
& Trust Company (the "Plan Agent ") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


Morgan Stanley Africa Investment Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
40 Wall Street
New York, NY 10005
1-800-278-4353